SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report January 26, 2000
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                   1-3950                               38-0549190
                   ------                               ----------
          (Commission File Number)          (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                   48121
 --------------------------------------                   -----
 (Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------
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                                   -2-

Item 5.  Other Events.
---------------------

     News release dated January 26, 2000, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.

RISK FACTORS

     Statements included or incorporated by reference herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: greater price competition in the U.S. and Europe resulting from currency fluctuations, industry overcapacity or other factors; a significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth; currency fluctuations; further economic difficulties in South America or Asia; a market shift from truck sales in the U.S.; lower-than-anticipated residual values for leased vehicles; labor or other constraints on our ability to restructure our business; increased safety or emissions regulation resulting in higher costs and/or sales restrictions; work stoppages at key Ford or supplier facilities; and the discovery of defects in vehicles resulting in recall campaigns, increased warranty costs or litigation.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS

Designation                    Description                 Method of Filing
-----------                    -----------                 ----------------

Exhibit 20                 News release dated            Filed with this Report
                           January 26, 2000









                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                             FORD MOTOR COMPANY
                                             ------------------
                                             (Registrant)


Date:  January 26, 2000                      By:/s/Peter Sherry, Jr.
                                               -------------------
                                               Peter Sherry, Jr.
                                               Assistant Secretary

                                  EXHIBIT INDEX


DESIGNATION                DESCRIPTION
-----------                -----------

Exhibit 20                 News release dated January 14, 2000